UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00042

Deutsche DWS Portfolio Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	1/31

Date of reporting period:	1/31/2024

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

January 31, 2024
Annual Report
to Shareholders
DWS Total Return Bond Fund

Contents
4	Portfolio Management Review
9	Performance Summary
12	Portfolio Summary
13	Investment Portfolio
29	Statement of Assets and Liabilities
31	Statement of Operations
32	Statements of Changes in Net Assets
33	Financial Highlights
39	Notes to Financial Statements
55	Report of Independent Registered Public Accounting Firm
57	Other Information
58	Information About Your Fund’s Expenses
59	Tax Information
60	Advisory Agreement Board Considerations and Fee Evaluation
65	Board Members and Officers
71	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Total Return Bond Fund

The securities markets are volatile and the market prices of the Fund’s securities may decline. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds” ) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.

DWS Total Return Bond Fund	|	3

Portfolio Management Review(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower or higher than the performance data quoted. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.
For the annual period ended January 31, 2024, DWS Total Return Bond Fund returned 2.10%. The Bloomberg U.S. Aggregate Bond Index returned 2.10%. The average return for the Fund’s Morningstar peer group, the US Fund Intermediate Core-Plus Bond Funds category, was 2.34%.
As period opened, the U.S. Federal Reserve (Fed) was well down the path of tightening policy in response to rising year-over-year U.S. consumer price inflation. In this vein, the fed funds target range at the end of January 2023 was 4.25% to 4.50%, as compared to 0% to 0.25% at the beginning of 2022. However, with inflation showing signs of moderating, markets were increasingly optimistic that the Fed was poised to stop raising interest rates. On February 1, 2023, the Fed raised short term rates by a comparatively moderate 25 basis points, to a target range of 4.50% to 4.75%.
Investment Strategy
The Fund seeks to maximize total return consistent with preservation of capital and prudent investment management by investing for both current income and capital appreciation. The Fund invests mainly in U.S. dollar-denominated fixed-income securities, including corporate bonds, U.S. government and agency bonds, and mortgage- and asset-backed securities. The Fund may also invest up to 35% of total assets in non-investment grade securities (high yield and junk bonds), including securities in default. Compared to investment grade securities, non-investment grade securities generally pay higher yields but have higher volatility and higher risk of default on payments. In addition, the Fund may invest up to 40% of total assets in foreign securities including up to 20% of total assets in securities of issuers located in emerging markets countries. To maintain liquidity, the Fund may also invest in cash or money market instruments.

4	|	DWS Total Return Bond Fund

March of 2023 saw the failure of a pair of U.S. banks and the collapse of European giant Credit Suisse raise the prospect of a banking crisis. The Fed responded by initiating a new lending facility to support bank liquidity while the market began to price in multiple cuts in fed funds before year end. The outlook for easier monetary policy and the flight to safety brought about by the specter of a banking crisis led longer-term money market rates to drift lower. At its March 23 meeting the Fed raised the fed funds target by another quarter-point to a range of 4.75% to 5.0%. The rate hike was well-received by financial markets as a signal that the Fed believed the financial system remained on generally sound footing.
As 2023 progressed, inflation continued to ease, with June U.S. consumer price inflation registering at 3.0%. With the U.S. economy and employment displaying surprising resilience in the face of its past tightening, the Fed would implement additional 25 basis point increases at its early May and late July meetings, leaving fed funds at 5.25% to 5.50% at the end of August 2024.
“The Fed would hold rates steady at its last three meetings of 2023, citing an improving inflation outlook.”
The Fed would hold rates steady at its last three meetings of 2023, citing an improving inflation outlook. In addition, market sentiment benefited from a shift in the outlook for Fed interest rate policy from a “higher for longer”  stance to the prospect of several rate decreases in 2024. At the same time, the economy increasingly appeared headed toward a non-recessionary “soft landing”  despite the Fed’s past aggressive rate increases. The result was a strong bond market rally over the final two months of 2023.
For the 12 months ended January 31, 2024, the two-year Treasury yield finished a modest 6 basis points higher increasing from 4.21% to 4.27%, while the 10-year yield rose 47 basis points from 3.52% to 3.99% and the 30-year yield rose 57 basis points from 3.65% to 4.22%. As a result, the Treasury curve remained significantly inverted between 2 and 10 years at the end of the period with short-term yields higher than long-term yields.
The move higher in longer-term Treasury yields and corresponding downward pressure on bond prices resulted in somewhat muted returns

DWS Total Return Bond Fund	|	5

for bonds broadly for the 12 months ended January 31, 2023, as reflected in the 2.10% return for the Bloomberg U.S. Aggregate Bond Index.
Positive and Negative Contributors to Performance
The Fund’s positioning along the yield curve and stance with respect to duration and corresponding interest rate sensitivity contributed positively to performance relative to the benchmark. In this vein, positioning along the curve in bonds that moved towards par value approaching their maturity dates proved beneficial in this period.
From a sector perspective, the Fund’s overweight positioning within investment grade corporate bonds, with a tilt toward issues in the BBB quality range that we viewed as attractive from a risk-reward perspective based on fundamentals, was the largest positive factor in relative performance. Stable corporate fundamentals in combination with all-in yields well above the 10-year average led to asset class inflows and credit spread tightening in the period.
Within the Fund’s modest out-of-benchmark allocation to below investment grade, high yield corporate bonds, a focus on higher-quality issues in the BB quality range was a contributor to performance. High yield corporate bonds performed particularly well given stable fundamentals and relatively low interest rate risk.
The Fund’s positioning within securitized credit categories including commercial mortgage-backed securities, asset-backed securities and collateralized loan obligation contributed to relative performance. Holdings of mortgage-backed securities detracted as interest rate volatility and decreased demand from banks weighed on the sector.
The Fund utilized derivatives during the period including futures contracts and foreign currency contracts. Futures contracts were used in the effort to keep the Fund’s stance consistent with respect to the manager’s overall market view and the duration of the benchmark. Foreign currency contracts were used both to hedge currency exposures and to enhance potential gains. The Fund’s use of derivatives detracted from relative performance.
Outlook and Positioning
As of January 31, 2024, the bulk of the portfolio was allocated approximately as follows: 42% to securitized assets, 41% to corporate bonds, 19% to government and agency obligations, and 7% to short-term

6	|	DWS Total Return Bond Fund

U.S. Treasuries. The Fund’s overall duration was 6.11 years versus 6.12 years for the Bloomberg U.S. Aggregate Bond Index.
The Fund continued to be positioned overweight with respect to credit risk and the portfolio’s beta (market sensitivity) on the view that credit fundamentals are likely to be supported going forward as U.S. consumers and businesses benefit from a favorable economic backdrop. The Fund was also positioned to benefit from potential attractive total return opportunities on the front-end of the yield curve should the Fed begin to reduce interest rates in 2024.
Portfolio Management Team
Kelly L. Beam, CFA, Head of Investment Strategy, Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2017.
—Joined DWS in 1999. Prior to her current role, she served as a senior corporate bond trader. She also served in Investment Support for Stable Value, Specialty Fixed Income and Global Insurance.
—Head of Investment Strategy, Fixed Income: New York.
—BS in Finance, Lehigh University; MBA, Fordham University.
Christopher J. Munshower, CFA, Senior Portfolio Manager Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2020.
—Joined DWS in 2004. Previously worked as a Senior High Grade Fixed Income Analyst at Bear Stearns and a Senior Research Analyst in the Insurance Ratings Group and in the Municipal Bond Group at Standard & Poor’s.
—Corporate Sector Portfolio Manager: New York.
—BS in Accounting and Economics, Lehigh University.
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
The Bloomberg U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.
Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.
The Morningstar US Fund Intermediate Core-Plus Bond Funds represents Intermediate-term core-plus portfolios that invest primarily in investment-grade U.S. fixed-income issues including government, corporate, and securitized debt, but generally have greater flexibility than core offerings to hold non-core sectors such as corporate high yield, bank loan, emerging-markets debt, and non-U.S. currency exposures. Their durations (a measure of interest-rate sensitivity) typically range between 75% and 125% of the three-year average of the effective duration of the

DWS Total Return Bond Fund	|	7

Morningstar Core Bond Index. The category returns for the one-, five-, and 10-year periods ended January 31, 2024 were 2.34%, 0.81% and 1.51%, respectively.
The yield curve is a graphic representation of how yields on bonds of different maturities compare. Normally, yield curves slant upward, as bonds with longer maturities typically offer higher yields than short-term bonds.
Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.
Overweight means that a fund holds a higher weighting in a given sector or security than its benchmark index. Underweight means that a fund holds a lower weighting.
Credit spread refers to the excess yield offered by a lower quality bond relative to a higher quality bond of comparable maturity. When spreads widen, yield differences are increasing between the bonds being compared. When spreads narrow, the opposite is true.
Credit quality is the ability of an issuer of fixed-income securities to repay interest and principal in a timely manner. Credit quality is measured using credit ratings, i.e., assessments of the creditworthiness of a borrower such as a corporation, a municipality or a sovereign country by a credit ratings agency. Letter grades of “BBB”  and above indicate that the rated borrower is considered “investment grade”  by a particular ratings agency.
Commercial mortgage-backed securities (CMBS) are secured by loans on commercial properties.
Asset-backed securities (ABS) are bonds backed by receivables from consumer debt such as credit cards, home equity loans and auto loans.
Mortgage-backed securities (MBS) are bonds that are secured by mortgage debt.

8	|	DWS Total Return Bond Fund

Performance SummaryJanuary 31, 2024 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 1/31/24
Unadjusted for Sales Charge	2.10%	0.98%	1.58%
Adjusted for the Maximum Sales Charge (max 2.75% load)	–0.71%	0.42%	1.29%
Bloomberg U.S. Aggregate Bond Index†	2.10%	0.83%	1.63%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 1/31/24
Unadjusted for Sales Charge	1.44%	0.26%	0.83%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	1.44%	0.26%	0.83%
Bloomberg U.S. Aggregate Bond Index†	2.10%	0.83%	1.63%

Class R	1-Year	5-Year	10-Year
Average Annual Total Returns as of 1/31/24
No Sales Charges	1.94%	0.75%	1.23%
Bloomberg U.S. Aggregate Bond Index†	2.10%	0.83%	1.63%

Class R6	1-Year	Life of Class*
Average Annual Total Returns as of 1/31/24
No Sales Charges	2.45%	–0.22%
Bloomberg U.S. Aggregate Bond Index†	2.10%	–0.21%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 1/31/24
No Sales Charges	2.35%	1.23%	1.83%
Bloomberg U.S. Aggregate Bond Index†	2.10%	0.83%	1.63%

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 1/31/24
No Sales Charges	2.45%	1.27%	1.84%
Bloomberg U.S. Aggregate Bond Index†	2.10%	0.83%	1.63%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower

DWS Total Return Bond Fund	|	9

or higher than the performance data quoted. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated June 1, 2023 are 1.00%, 1.77%, 1.41%, 0.82%, 0.76% and 0.70% for Class A, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns shown for Class R shares for the periods prior to its inception on October 27, 2017 are derived from the historical performance of Institutional Class shares of DWS Total Return Bond Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class R. Any difference in expenses will affect performance.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended January 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.
The growth of $10,000 is cumulative.

10	|	DWS Total Return Bond Fund

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
*	Class R6 shares commenced operations on August 1, 2019.
†
The Bloomberg U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Net Asset Value
1/31/24	$9.44	$9.46	$9.45	$9.40	$9.44	$9.41
1/31/23	$9.61	$9.62	$9.61	$9.56	$9.61	$9.58
Distribution Information as of 1/31/24
Income Dividends, Twelve Months	$.36	$.29	$.33	$.38	$.38	$.38
January Income Dividend	$.0322	$.0262	$.0302	$.0340	$.0341	$.0340
SEC 30-day Yield‡	4.10%	3.46%	3.96%	4.46%	4.46%	4.46%
Current Annualized Distribution Rate‡	4.09%	3.32%	3.83%	4.34%	4.33%	4.34%

‡
The SEC yield is net investment income per share earned over the month ended
January 31, 2024, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC
yields would have been 3.81%, 3.10%, 3.59%, 4.16%, 4.16% and 4.22% for Class A,
Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, had certain expenses not been reduced. The current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on January 31,
2024. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been
3.80%, 2.96%, 3.46%, 4.04%, 4.03% and 4.10% for Class A, Class C, Class R, Class R6,
Class S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

DWS Total Return Bond Fund	|	11

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Net Assets)	1/31/24	1/31/23
Corporate Bonds	41%	50%
Mortgage-Backed Securities Pass-Throughs	19%	18%
Government & Agency Obligations	19%	20%
Collateralized Mortgage Obligations	10%	9%
Short-Term U.S. Treasury Obligations	7%	1%
Asset-Backed	7%	8%
Commercial Mortgage-Backed Securities	6%	3%
Warrants	0%	0%
Cash Equivalents and Other Assets and Liabilities, Net	-9%	-9%
	100%	100%

Quality (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	1/31/24	1/31/23
AAA	49%	46%
AA	5%	8%
A	16%	14%
BBB	27%	26%
BB	2%	6%
Not Rated	1%	0%
	100%	100%
The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s” ), Fitch Ratings, Inc. (“Fitch” ) or S&P Global Ratings (“S&P” ) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.
Interest Rate Sensitivity	1/31/24	1/31/23
Effective Maturity	8.8 years	9.0 years
Effective Duration	6.1 years	6.4 years
Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.
Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 13. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 71 for contact information.

12	|	DWS Total Return Bond Fund

Investment Portfolioas of January 31, 2024

	Principal Amount ($)(a)	Value ($)
Corporate Bonds 41.1%
Communication Services 3.1%
Amazon.com, Inc., 2.5%, 6/3/2050	368,000	238,648
AT&T, Inc.:
2.25%, 2/1/2032	163,000	134,034
3.65%, 6/1/2051	216,000	161,081
5.4%, 2/15/2034	1,700,000	1,743,862
CCO Holdings LLC, 144A, 5.125%, 5/1/2027	2,000,000	1,929,032
Charter Communications Operating LLC, 3.5%, 3/1/2042	188,000	129,229
Comcast Corp., 5.5%, 5/15/2064 (b)	250,000	257,819
Discovery Communications LLC, 4.0%, 9/15/2055	134,000	94,344
Meituan, 144A, 2.125%, 10/28/2025	321,000	302,903
Meta Platforms, Inc.:
3.85%, 8/15/2032	635,000	600,442
4.45%, 8/15/2052	181,000	162,915
Paramount Global, 4.6%, 1/15/2045	265,000	202,132
T-Mobile U.S.A., Inc.:
2.625%, 2/15/2029	510,000	458,943
3.0%, 2/15/2041	160,000	119,563
3.3%, 2/15/2051	85,000	60,566
5.15%, 4/15/2034	500,000	503,741
Verizon Communications, Inc.:
2.65%, 11/20/2040	117,000	83,552
2.85%, 9/3/2041	150,000	109,741
3.7%, 3/22/2061	132,000	98,425
Warnermedia Holdings, Inc.:
4.279%, 3/15/2032	1,250,000	1,144,513
5.05%, 3/15/2042	246,000	218,056
5.141%, 3/15/2052	240,000	206,296
		8,959,837
Consumer Discretionary 3.4%
Ford Motor Co., 3.25%, 2/12/2032	570,000	471,859
Ford Motor Credit Co. LLC:
2.7%, 8/10/2026	960,000	892,270
3.375%, 11/13/2025	1,094,000	1,049,951
5.8%, 3/5/2027	1,170,000	1,177,474
6.798%, 11/7/2028	290,000	302,940
General Motors Co., 5.6%, 10/15/2032 (b)	1,200,000	1,217,061
The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	13

	Principal Amount ($)(a)	Value ($)
General Motors Financial Co., Inc.:
2.35%, 1/8/2031	204,000	169,163
4.35%, 4/9/2025	192,000	190,053
5.4%, 4/6/2026	490,000	493,119
6.05%, 10/10/2025	312,000	316,543
6.1%, 1/7/2034	920,000	948,514
Home Depot, Inc., 4.9%, 4/15/2029 (b)	340,000	348,124
Lowe’s Companies, Inc.:
2.8%, 9/15/2041	198,000	145,061
3.0%, 10/15/2050	182,000	123,923
McDonald’s Corp., 5.45%, 8/14/2053	420,000	437,334
Mercedes-Benz Finance North America LLC, 144A, 5.0%, 1/11/2034	740,000	739,599
Tapestry, Inc., 7.35%, 11/27/2028	580,000	607,514
		9,630,502
Consumer Staples 2.3%
Altria Group, Inc., 2.45%, 2/4/2032	103,000	84,215
Anheuser-Busch Companies LLC, 4.9%, 2/1/2046	178,000	172,995
Anheuser-Busch InBev Worldwide, Inc.:
4.35%, 6/1/2040	223,000	206,605
4.439%, 10/6/2048	750,000	680,582
Constellation Brands, Inc., 4.8%, 1/15/2029	200,000	200,911
J M Smucker Co.:
5.9%, 11/15/2028	430,000	449,779
6.5%, 11/15/2043	380,000	423,543
6.5%, 11/15/2053	220,000	248,572
JBS USA LUX SA, 144A, 6.75%, 3/15/2034	315,000	331,544
Kenvue, Inc., 5.05%, 3/22/2053	108,000	108,908
Mars, Inc.:
144A, 4.55%, 4/20/2028	520,000	520,711
144A, 4.75%, 4/20/2033	830,000	828,269
Philip Morris International, Inc.:
5.125%, 2/15/2030	642,000	652,578
5.625%, 11/17/2029	252,000	262,999
5.75%, 11/17/2032	186,000	194,676
Viterra Finance BV, 144A, 5.25%, 4/21/2032	750,000	747,554
Walmart, Inc., 4.5%, 4/15/2053 (b)	420,000	398,842
		6,513,283
Energy 4.2%
BP Capital Markets PLC, 4.375%, Perpetual (c)	921,000	901,422
Cheniere Energy Partners LP, 144A, 5.95%, 6/30/2033	450,000	459,549
The accompanying notes are an integral part of the financial statements.

14	|	DWS Total Return Bond Fund

	Principal Amount ($)(a)	Value ($)
Columbia Pipelines Holding Co. LLC:
144A, 5.681%, 1/15/2034	650,000	652,116
144A, 6.055%, 8/15/2026	320,000	327,189
ConocoPhillips Co., 5.55%, 3/15/2054	310,000	323,837
Ecopetrol SA, 8.375%, 1/19/2036	1,750,000	1,772,225
Enbridge, Inc., 6.2%, 11/15/2030	320,000	341,964
Energy Transfer LP:
5.0%, 5/15/2050	848,000	755,100
5.95%, 5/15/2054	100,000	100,284
144A, 7.375%, 2/1/2031	415,000	436,223
Enterprise Products Operating LLC, 5.35%, 1/31/2033	475,000	494,020
EQT Corp., 5.75%, 2/1/2034	690,000	688,367
Exxon Mobil Corp., 2.44%, 8/16/2029	523,000	474,564
Occidental Petroleum Corp., 8.875%, 7/15/2030	1,500,000	1,758,444
Targa Resources Corp., 6.5%, 2/15/2053	360,000	388,240
Targa Resources Partners LP, 5.0%, 1/15/2028	800,000	787,729
TransCanada PipeLines Ltd., 2.5%, 10/12/2031	325,000	271,959
Western Midstream Operating LP, 5.45%, 4/1/2044	400,000	362,812
Williams Companies, Inc., 4.65%, 8/15/2032	576,000	559,358
		11,855,402
Financials 12.7%
AerCap Ireland Capital DAC, 1.75%, 1/30/2026	232,000	216,095
Aircastle Ltd., 144A, 6.5%, 7/18/2028	680,000	696,558
American Express Co., 5.282%, 7/27/2029	855,000	870,685
Ares Capital Corp., 5.875%, 3/1/2029	2,000,000	1,982,214
Banco Santander SA, 9.625%, Perpetual (c)	1,000,000	1,072,500
Bank of America Corp.:
2.972%, 7/21/2052	154,000	106,006
3.824%, 1/20/2028	210,000	203,615
SOFR + 1.65%, 5.468% (d), 1/23/2035	410,000	417,523
90-day average SOFR + 1.032%, 6.424% (d), 2/5/2026	347,000	348,036
Bank of New York Mellon Corp., Series I, 3.75%, Perpetual (c)	729,000	653,822
Barclays PLC, 6.49%, 9/13/2029	470,000	490,567
Blackstone Holdings Finance Co. LLC, 144A, 2.0%, 1/30/2032	372,000	293,271
Blackstone Private Credit Fund, 144A, 6.25%, 1/25/2031	330,000	328,421
Capital One Financial Corp.:
6.051%, 2/1/2035 (e)	220,000	223,565
7.149%, 10/29/2027	730,000	760,748
Charles Schwab Corp., 5.853%, 5/19/2034	735,000	761,377
The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	15

	Principal Amount ($)(a)	Value ($)
Citigroup, Inc.:
3.057%, 1/25/2033	283,000	242,411
7.625%, Perpetual (b) (c)	600,000	613,411
Corebridge Financial, Inc., 5.75%, 1/15/2034	500,000	512,863
Enstar Finance LLC, 5.5%, 1/15/2042	1,200,000	1,059,581
Fairfax Financial Holdings Ltd., 144A, 6.0%, 12/7/2033	580,000	596,507
Fifth Third Bancorp, 5.631%, 1/29/2032	130,000	131,223
HSBC Holdings PLC, 7.399%, 11/13/2034	1,750,000	1,913,398
JPMorgan Chase & Co.:
2.739%, 10/15/2030	270,000	240,357
3.328%, 4/22/2052	137,000	100,656
3.782%, 2/1/2028	401,000	388,227
SOFR + 1.18%, 6.54% (d), 2/24/2028	522,000	523,370
KKR Group Finance Co., XII LLC, 144A, 4.85%, 5/17/2032	950,000	929,412
Lloyds Banking Group PLC, 5.462%, 1/5/2028	400,000	402,348
Marsh & McLennan Companies, Inc., 5.45%, 3/15/2053	240,000	249,134
Metropolitan Life Global Funding I:
144A, 1.55%, 1/7/2031	370,000	296,641
144A, 2.95%, 4/9/2030	435,000	388,259
Mitsubishi UFJ Financial Group, Inc., 5.441%, 2/22/2034	612,000	628,669
Morgan Stanley:
2.484%, 9/16/2036	322,000	257,323
2.943%, 1/21/2033	260,000	221,883
5.466%, 1/18/2035	180,000	183,690
Nippon Life Insurance Co., 144A, 2.75%, 1/21/2051	250,000	206,829
Oversea-Chinese Banking Corp., Ltd., 144A, 1.832%, 9/10/2030	1,535,000	1,450,660
PNC Financial Services Group, Inc.:
Series T, 3.4%, Perpetual (c)	780,000	671,430
5.676%, 1/22/2035	420,000	431,004
Series W, 6.25%, Perpetual (c)	1,009,000	958,440
Royal Bank of Canada:
4.95%, 4/25/2025	940,000	941,404
5.15%, 2/1/2034 (b)	650,000	651,490
Societe Generale SA:
144A, 5.519%, 1/19/2028	1,250,000	1,250,261
144A, 7.132%, 1/19/2055	1,250,000	1,244,645
144A, 9.375%, Perpetual (b) (c)	840,000	871,693
State Street Corp., Series I, 6.7%, Perpetual (c)	1,000,000	997,499
Synchrony Bank, 5.4%, 8/22/2025	260,000	258,007
The Goldman Sachs Group, Inc.:
0.855%, 2/12/2026 (b)	273,000	259,974
Series T, 3.8%, Perpetual (c)	700,000	636,359
The accompanying notes are an integral part of the financial statements.

16	|	DWS Total Return Bond Fund

	Principal Amount ($)(a)	Value ($)
Series W, 7.5%, Perpetual (c)	600,000	630,222
Toronto-Dominion Bank, 5.156%, 1/10/2028	1,768,000	1,793,808
Truist Financial Corp., 5.711%, 1/24/2035	300,000	305,058
U.S. Bancorp, 5.678%, 1/23/2035	590,000	603,686
UBS AG, 5.65%, 9/11/2028	400,000	413,450
UBS Group AG:
144A, 4.375%, Perpetual (c)	301,000	238,661
144A, 9.25%, Perpetual (c)	410,000	438,573
Wells Fargo & Co.:
2.393%, 6/2/2028	344,000	317,404
3.068%, 4/30/2041	132,000	100,120
Westpac Banking Corp., 5.535%, 11/17/2028	1,000,000	1,040,218
		36,015,261
Health Care 2.9%
Amgen, Inc.:
2.8%, 8/15/2041	79,000	57,202
3.0%, 1/15/2052	171,000	117,331
5.25%, 3/2/2033	360,000	367,259
5.65%, 3/2/2053	318,000	327,640
Bayer U.S. Finance LLC, 144A, 6.125%, 11/21/2026	480,000	487,230
Bristol-Myers Squibb Co.:
3.7%, 3/15/2052	288,000	223,877
6.25%, 11/15/2053	390,000	441,337
6.4%, 11/15/2063	180,000	206,878
CVS Health Corp.:
2.7%, 8/21/2040	63,000	44,372
5.05%, 3/25/2048	132,000	121,020
Elevance Health, Inc., 6.1%, 10/15/2052	108,000	119,659
Eli Lilly & Co., 4.875%, 2/27/2053	342,000	344,069
GE HealthCare Technologies, Inc., 5.905%, 11/22/2032	400,000	422,753
Gilead Sciences, Inc., 2.8%, 10/1/2050	102,000	69,063
HCA, Inc.:
4.125%, 6/15/2029	308,000	294,134
5.25%, 6/15/2049	108,000	99,963
5.5%, 6/15/2047	130,000	125,393
Humana, Inc., 5.95%, 3/15/2034	855,000	901,822
Johnson & Johnson, 2.25%, 9/1/2050	120,000	76,641
Merck & Co., Inc., 5.0%, 5/17/2053 (b)	230,000	230,401
Pfizer Investment Enterprises Pte. Ltd., 4.75%, 5/19/2033	780,000	779,033
Quest Diagnostics, Inc., 6.4%, 11/30/2033	410,000	449,451
Teva Pharmaceutical Finance Netherlands III BV, 4.75%, 5/9/2027	1,625,000	1,570,156
The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	17

	Principal Amount ($)(a)	Value ($)
Thermo Fisher Scientific, Inc., 5.2%, 1/31/2034 (b)	270,000	280,845
UnitedHealth Group, Inc.:
2.9%, 5/15/2050	114,000	79,226
3.25%, 5/15/2051	132,000	96,842
		8,333,597
Industrials 4.0%
Boeing Co., 5.805%, 5/1/2050	480,000	480,693
Burlington Northern Santa Fe LLC, 5.2%, 4/15/2054	410,000	417,876
Carrier Global Corp.:
144A, 5.9%, 3/15/2034	280,000	299,207
144A, 6.2%, 3/15/2054	90,000	101,835
Delta Air Lines, Inc., 144A, 7.0%, 5/1/2025	1,380,000	1,405,333
Global Payments, Inc., 5.95%, 8/15/2052	225,000	229,136
Howmet Aerospace, Inc., 5.95%, 2/1/2037	1,235,000	1,271,865
Lockheed Martin Corp.:
3.9%, 6/15/2032	534,000	510,441
5.2%, 2/15/2064	365,000	370,050
Mileage Plus Holdings LLC, 144A, 6.5%, 6/20/2027	2,100,000	2,103,143
Norfolk Southern Corp.:
5.55%, 3/15/2034 (b)	380,000	400,056
5.95%, 3/15/2064 (b)	500,000	548,348
Otis Worldwide Corp., 5.25%, 8/16/2028	530,000	541,996
Prime Security Services Borrower LLC, 144A, 5.25%, 4/15/2024	138,000	137,710
Republic Services, Inc., 5.0%, 12/15/2033	680,000	686,268
RTX Corp.:
6.0%, 3/15/2031 (b)	360,000	383,096
6.1%, 3/15/2034	605,000	656,627
Union Pacific Corp.:
2.95%, 3/10/2052	172,000	119,310
4.95%, 5/15/2053	360,000	358,062
United Rentals North America, Inc., 144A, 6.0%, 12/15/2029	492,000	498,751
		11,519,803
Information Technology 1.6%
Apple, Inc.:
2.375%, 2/8/2041	672,000	489,783
2.7%, 8/5/2051	502,000	339,678
Broadcom, Inc., 144A, 3.137%, 11/15/2035	378,000	310,723
Dell International LLC, 4.9%, 10/1/2026	599,000	599,141
Intuit, Inc., 5.5%, 9/15/2053	200,000	213,365
The accompanying notes are an integral part of the financial statements.

18	|	DWS Total Return Bond Fund

	Principal Amount ($)(a)	Value ($)
Marvell Technology, Inc., 5.95%, 9/15/2033	270,000	285,873
Micron Technology, Inc., 5.3%, 1/15/2031	160,000	161,666
Microsoft Corp.:
2.525%, 6/1/2050	120,000	80,081
2.921%, 3/17/2052	465,000	333,771
NXP BV, 2.5%, 5/11/2031 (b)	270,000	227,137
Oracle Corp.:
3.6%, 4/1/2050	25,000	18,397
3.65%, 3/25/2041	236,000	187,803
6.9%, 11/9/2052	233,000	273,616
Salesforce, Inc., 2.9%, 7/15/2051	660,000	457,469
VMware LLC, 2.2%, 8/15/2031 (b)	755,000	623,492
		4,601,995
Materials 1.2%
Celanese U.S. Holdings LLC, 6.35%, 11/15/2028	450,000	468,921
Corp. Nacional del Cobre de Chile, 144A, 5.95%, 1/8/2034	750,000	750,329
Newmont Corp., 144A, 3.25%, 5/13/2030	615,000	562,302
Olin Corp., 5.0%, 2/1/2030	1,750,000	1,650,142
		3,431,694
Real Estate 0.2%
Boston Properties LP, (REIT), 2.55%, 4/1/2032	186,000	147,925
Prologis LP, (REIT), 5.25%, 3/15/2054	310,000	312,823
		460,748
Utilities 5.5%
Commonwealth Edison Co., 4.9%, 2/1/2033	883,000	888,919
Consolidated Edison Co. of New York, Inc., 5.5%, 3/15/2034	460,000	480,121
Constellation Energy Generation LLC, 6.5%, 10/1/2053	420,000	469,428
Dominion Energy South Carolina, Inc., 6.25%, 10/15/2053	320,000	364,155
Duke Energy Corp.:
2.55%, 6/15/2031 (b)	498,000	423,814
3.25%, 1/15/2082	594,000	485,022
4.2%, 6/15/2049	72,000	58,408
Duke Energy Indiana LLC, 2.75%, 4/1/2050	288,000	184,008
Entergy Mississippi LLC, 5.0%, 9/1/2033	750,000	749,051
Eversource Energy, 5.125%, 5/15/2033	550,000	541,579
Jersey Central Power & Light Co., 144A, 2.75%, 3/1/2032	515,000	434,065
Nevada Power Co., 6.0%, 3/15/2054	410,000	440,792
NextEra Energy Capital Holdings, Inc., 5.25%, 3/15/2034	790,000	794,971
NextEra Energy Operating Partners LP, 144A, 3.875%, 10/15/2026	750,000	709,113
The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	19

	Principal Amount ($)(a)		Value ($)
NRG Energy, Inc., 144A, 2.45%, 12/2/2027		1,038,000	935,650
Ohio Edison Co., 144A, 5.5%, 1/15/2033		435,000	438,500
Pacific Gas and Electric Co., 6.7%, 4/1/2053		300,000	330,198
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 144A, 2.875%, 10/25/2025	EUR	2,526,000	2,675,252
Sempra, 5.5%, 8/1/2033		435,000	443,411
Sierra Pacific Power Co., 144A, 5.9%, 3/15/2054		240,000	251,562
Southern Co.:
Series 21-A, 3.75%, 9/15/2051		458,000	426,928
5.2%, 6/15/2033		600,000	607,169
Southern Power Co., Series F, 4.95%, 12/15/2046		201,000	182,541
Vistra Operations Co. LLC, 144A, 6.95%, 10/15/2033		1,300,000	1,373,854
Xcel Energy, Inc., 4.6%, 6/1/2032		860,000	834,328
			15,522,839
Total Corporate Bonds (Cost $117,378,904)			116,844,961
Mortgage-Backed Securities Pass-Throughs 18.8%
Federal Home Loan Mortgage Corp.:
3.5%, with various maturities from 6/1/2028 until 7/1/2045		2,449,892	2,309,480
4.5%, 12/1/2040		24,783	24,637
5.5%, 6/1/2039		69,633	72,209
Federal National Mortgage Association:
3.0%, with various maturities from 1/1/2052 until 5/1/2052		10,662,487	9,419,807
3.5%, with various maturities from 1/1/2046 until 12/1/2046		1,460,378	1,361,514
4.5%, with various maturities from 11/1/2043 until 2/1/2054 (e)		10,165,954	9,823,911
5.0%, 2/1/2054 (e)		4,500,000	4,444,317
5.5%, with various maturities from 2/1/2031 until 4/1/2041		679,730	701,758
Government National Mortgage Association:
2.5%, 2/1/2054 (e)		8,100,000	7,006,630
4.5%, with various maturities from 7/15/2040 until 2/1/2054 (e)		7,133,731	6,948,312
5.0%, 2/1/2054 (e)		9,100,000	9,041,405
5.5%, 2/1/2054 (e)		2,100,000	2,115,309
Total Mortgage-Backed Securities Pass-Throughs (Cost $53,967,364)			53,269,289
The accompanying notes are an integral part of the financial statements.

20	|	DWS Total Return Bond Fund

	Principal Amount ($)(a)	Value ($)
Asset-Backed 6.8%
Automobile Receivables 1.0%
Foursight Capital Automobile Receivables Trust, “C” , Series 2023-2, 144A, 6.21%, 4/16/2029	750,000	760,488
Hertz Vehicle Financing III LLC:
“D” , Series 2022-3A, 144A, 6.31%, 3/25/2025	171,333	170,944
“C” , Series 2023-1A, 144A, 6.91%, 6/25/2027	1,640,000	1,661,309
JPMorgan Chase Bank NA, “E” , Series 2021-1, 144A, 2.365%, 9/25/2028	126,412	124,739
		2,717,480
Home Equity Loans 0.0%
CIT Home Equity Loan Trust, “AF6” , Series 2002-1, 6.2%, 2/25/2030	3,682	3,643
Miscellaneous 5.8%
AMSR Trust, “C” , Series 2021-SFR2, 144A, 1.877%, 8/17/2038	3,350,000	3,047,130
Apidos CLO XVIII, “C” , Series 2018-18A, 144A, 90-day average SOFR + 2.462%, 7.779% (d), 10/22/2030	1,250,000	1,250,467
CF Hippolyta Issuer LLC, “B1” , Series 2020-1, 144A, 2.28%, 7/15/2060	1,434,126	1,314,280
CIFC Funding Ltd., “D” , Series 2023-1A, 144A, 90-day average SOFR + 4.25%, 9.62% (d), 10/15/2037	1,500,000	1,507,458
DB Master Finance LLC, “A23” , Series 2021-1A, 144A, 2.791%, 11/20/2051	3,675,000	3,067,380
Dryden 64 CLO Ltd., “C” , Series 2018-64A, 144A, 90-day average SOFR + 2.012%, 7.31% (d), 4/18/2031	2,200,000	2,184,983
Frontier Issuer LLC, “A2” , Series 2023-1, 144A, 6.6%, 8/20/2053	500,000	503,486
Madison Park Funding XXXVIII Ltd., “C” , Series 2021-38A, 144A, 90-day average SOFR + 2.162%, 7.478% (d), 7/17/2034	1,000,000	998,397
Mosaic Solar Loan Trust:
“B” , Series 2023-1A, 144A, 6.92%, 6/20/2053	269,046	269,112
“C” , Series 2023-1A, 144A, 8.48%, 6/20/2053	520,000	495,402
“C” , Series 2022-3A, 144A, 8.56%, 6/20/2053	1,703,000	1,557,577
NRZ Excess Spread-Collateralized Notes, “A” , Series 2021-GNT1, 144A, 3.474%, 11/25/2026	461,315	423,673
		16,619,345
Total Asset-Backed (Cost $20,316,397)		19,340,468
The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	21

	Principal Amount ($)(a)	Value ($)
Commercial Mortgage-Backed Securities 5.9%
20 Times Square Trust:
“B” , Series 2018-20TS, 144A, 3.203% (d), 5/15/2035	2,000,000	1,725,000
“C” , Series 2018-20TS, 144A, 3.203% (d), 5/15/2035	1,500,000	1,268,318
BAMLL Commercial Mortgage Securities Trust, “C” , Series 2018-DSNY, 144A, 30-day average SOFR + 1.647%, 6.981% (d), 9/15/2034	667,000	662,141
Benchmark Mortgage Trust, “A4” , Series 2020-IG3, 144A, 2.437%, 9/15/2048	500,000	407,659
BX Commercial Mortgage Trust, “A” , Series 2020-VIV4, 144A, 2.843%, 3/9/2044	1,000,000	874,421
BX Trust, “A” , Series 2019-OC11, 144A, 3.202%, 12/9/2041	1,000,000	900,786
BXP Trust, “B” , Series 2021-601L, 144A, 2.868% (d), 1/15/2044	1,000,000	765,854
Citigroup Commercial Mortgage Trust, “F” , Series 2021-PRM2, 144A, 30-day average SOFR + 3.864%, 9.198% (d), 10/15/2038	1,000,000	976,698
Cold Storage Trust, “D” , Series 2020-ICE5, 144A, 30-day average SOFR + 2.214%, 7.554% (d), 11/15/2037	982,991	978,690
CSAIL Commercial Mortgage Trust, “AS” , Series 2016-C6, 3.346%, 1/15/2049	500,000	458,210
GS Mortgage Securities Corp. II, “F” , Series 2005, 144A, 5.515%, 5/3/2032	1,000,000	944,604
JPMorgan Chase Commercial Mortgage Securities Trust:
“A” , Series 2021-1MEM, 144A, 2.516%, 10/9/2042	1,250,000	1,008,216
“A” , Series 2019-OSB, 144A, 3.397%, 6/5/2039	1,000,000	910,409
“A” , Series 2018-PHH, 144A, 30-day average SOFR + 1.257%, 6.59% (d), 6/15/2035	1,938,171	1,773,427
Morgan Stanley Capital I Trust, “A” , Series 2019-MEAD, 144A, 3.17%, 11/10/2036	1,000,000	931,917
MRCD Mortgage Trust:
“A” , Series 2019-PARK, 144A, 2.718%, 12/15/2036	450,000	399,375
“B” , Series 2019-PARK, 144A, 2.718%, 12/15/2036	155,000	129,038
Natixis Commercial Mortgage Securities Trust, “A” , Series 2018-OSS, 144A, 4.177%, 12/15/2037	750,000	661,064
SLG Office Trust, “A” , Series 2021-OVA, 144A, 2.585%, 7/15/2041	1,000,000	839,560
Total Commercial Mortgage-Backed Securities (Cost $16,970,835)		16,615,387
Collateralized Mortgage Obligations 9.6%
Alternative Loan Trust, “1A4” , Series 2006-43CB, 6.0%, 2/25/2037	100,391	53,891
Arroyo Mortgage Trust, “A1” , Series 2021-1R, 144A, 1.175%, 10/25/2048	2,126,696	1,727,237
The accompanying notes are an integral part of the financial statements.

22	|	DWS Total Return Bond Fund

	Principal Amount ($)(a)	Value ($)
Banc of America Mortgage Trust, “2A2” , Series 2004-A, 4.794% (d), 2/25/2034	41,721	40,356
Bear Stearns Adjustable Rate Mortgage Trust, “2A1” , Series 2005-11, 5.877% (d), 12/25/2035	58,625	57,713
CHL Mortgage Pass Through Trust, “2A5” , Series 2004-13, 5.75%, 8/25/2034	116,122	109,459
CSFB Mortgage-Backed Pass-Through Certificates, “10A3” , Series 2005-10, 6.0%, 11/25/2035	191,512	47,908
Farm Mortgage Trust, “A” , Series 2021-1, 144A, 2.18%, 1/25/2051	1,488,452	1,213,842
Federal Home Loan Mortgage Corp.:
“P” , Series 4916, 3.0%, 9/25/2049	7,371,668	6,597,300
“6” , Series 233, Interest Only, 4.5%, 8/15/2035	71,653	9,920
Flagstar Mortgage Trust:
“A1” , Series 2021-9INV, 144A, 2.5%, 9/25/2041	1,834,884	1,574,175
“A5” , Series 2021-5INV, 144A, 2.5%, 7/25/2051	2,844,804	2,500,474
“A2” , Series 2021-6INV, 144A, 3.0%, 8/25/2051	3,512,127	2,967,474
Freddie Mac Structured Agency Credit Risk Debt Notes:
“M2” , Series 2019-DNA4, 144A, 30-day average SOFR + 2.064%, 7.409% (d), 10/25/2049	2,948	2,950
“M1B” , Series 2022-DNA2, 144A, 30-day average SOFR + 2.4%, 7.745% (d), 2/25/2042	1,000,000	1,021,245
Government National Mortgage Association:
“DI” , Series 2014-102, Interest Only, 3.5%, 7/16/2029	751,373	20,410
“HI” , Series 2015-77, Interest Only, 4.0%, 5/20/2045	797,726	162,369
GS Mortgage-Backed Securities Trust, “A2” , Series 2021-GR1, 144A, 2.5%, 11/25/2051	3,576,799	2,908,385
JPMorgan Mortgage Trust:
“A12” , Series 2022-3, 144A, 3.0%, 8/25/2052	2,010,826	1,891,333
“A3” , Series 2019-INV3, 144A, 3.5%, 5/25/2050	780,272	706,070
“A3” , Series 2020-INV1, 144A, 3.5%, 8/25/2050	243,492	217,028
“2A1” , Series 2006-A2, 4.415% (d), 4/25/2036	219,334	188,084
Mello Mortgage Capital Acceptance, “A3” , Series 2021-INV3, 144A, 2.5%, 10/25/2051	2,456,501	1,991,301
Merrill Lynch Mortgage Investors Trust, “2A” , Series 2003-A6, 6.299% (d), 10/25/2033	70,466	66,724
Western Mortgage Reference Notes, “M1” , Series 2021-CL2, 144A, 30-day average SOFR + 3.15%, 8.495% (d), 7/25/2059	1,202,683	1,216,015
Total Collateralized Mortgage Obligations (Cost $31,201,603)		27,291,663
The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	23

	Principal Amount ($)(a)	Value ($)
Government & Agency Obligations 18.6%
Sovereign Bonds 0.4%
Indonesia Government International Bond, 5.65%, 1/11/2053	230,000	240,462
United Mexican States, 3.5%, 2/12/2034	940,000	786,778
		1,027,240
U.S. Government Sponsored Agencies 0.6%
Federal Home Loan Mortgage Corp., 6.75%, 3/15/2031	1,500,000	1,748,438
U.S. Treasury Obligations 17.6%
U.S. Treasury Bonds:
2.0%, 11/15/2041	9,233,800	6,594,232
3.625%, 2/15/2053	5,782,400	5,191,511
U.S. Treasury Inflation-Indexed Notes, 0.125%, 10/15/2026	3,197,040	3,055,609
U.S. Treasury Notes:
2.75%, 5/31/2029	7,741,300	7,316,133
3.5%, 2/15/2033	4,893,300	4,726,813
3.875%, 12/31/2027	1,279,400	1,276,901
4.0%, 12/15/2025	4,728,500	4,705,781
4.0%, 2/29/2028	2,978,800	2,987,294
4.0%, 2/28/2030	1,781,200	1,788,923
4.625%, 9/30/2028	11,988,900	12,358,870
		50,002,067
Total Government & Agency Obligations (Cost 54,294,522)		52,777,745
Short-Term U.S. Treasury Obligations 7.4%
U.S. Treasury Bills:
5.23% (f), 4/11/2024	20,000,000	19,797,136
5.319% (f), 3/28/2024 (g)	1,200,000	1,190,195
Total Short-Term U.S. Treasury Obligations (Cost $20,986,702)		20,987,331

	Shares	Value ($)
Warrants 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (h) (Cost $70,220)	315	14,525
The accompanying notes are an integral part of the financial statements.

24	|	DWS Total Return Bond Fund

	Shares	Value ($)
Securities Lending Collateral 0.8%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 5.26% (i) (j) (Cost $2,364,250)	2,364,250	2,364,250
Cash Equivalents 4.4%
DWS Central Cash Management Government Fund, 5.36% (i)	12,371,984	12,371,984
DWS ESG Liquidity Fund “Capital Shares” , 5.47% (i)	3,668	3,668
Total Cash Equivalents (Cost $12,375,651)		12,375,652

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $329,926,448)	113.4	321,881,271
Other Assets and Liabilities, Net	(13.4)	(37,928,943)
Net Assets	100.0	283,952,328
A summary of the Fund’s transactions with affiliated investments during the year ended January 31, 2024 are as follows:
Value ($) at 1/31/2023	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 1/31/2024	Value ($) at 1/31/2024
Securities Lending Collateral 0.8%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 5.26% (i) (j)
3,556,428	—	1,192,178 (k)	—	—	8,359	—	2,364,250	2,364,250
Cash Equivalents 4.4%
DWS Central Cash Management Government Fund, 5.36% (i)
10,984,028	199,437,216	198,049,260	—	—	642,713	—	12,371,984	12,371,984
DWS ESG Liquidity Fund “Capital Shares” , 5.47% (i)
3,480	187	—	—	1	186	—	3,668	3,668
14,543,936	199,437,403	199,241,438	—	1	651,258	—	14,739,902	14,739,902

*	Non-income producing security.
(a)	Principal amount stated in U.S. dollars unless otherwise noted.
(b)
All or a portion of these securities were on loan. In addition, “Other Assets and
Liabilities, Net”  may include pending sales that are also on loan. The value of securities loaned at January 31, 2024 amounted to $2,294,894, which is 0.8% of net assets.

(c)	Perpetual, callable security with no stated maturity date.
The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	25

(d)
Variable or floating rate security. These securities are shown at their current rate as of
January 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables. Securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable.

(e)	When-issued or delayed delivery securities included.
(f)	Annualized yield at time of purchase; not a coupon rate.
(g)	At January 31, 2024, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(h)	Investment was valued using significant unobservable inputs.
(i)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(j)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(k)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended January 31, 2024.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation
Interest Only: Interest Only (IO) bonds represent the “interest only”  portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

REIT: Real Estate Investment Trust
SOFR: Secured Overnight Financing Rate
UFJ: United Financial of Japan
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.
At January 31, 2024, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year U.S. Treasury Note	USD	3/19/2024	5	543,959	561,641	17,682
2 Year U.S Treasury Note	USD	3/28/2024	102	20,996,572	20,976,938	(19,634)
The accompanying notes are an integral part of the financial statements.

26	|	DWS Total Return Bond Fund

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
5 Year U.S. Treasury Note	USD	3/28/2024	44	4,703,401	4,769,188	65,787
Ultra Long U.S. Treasury Bond	USD	3/19/2024	119	14,466,453	15,377,031	910,578
Total net unrealized appreciation						974,413
At January 31, 2024, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Depreciation ($)
3 Year U.S Treasury Note	USD	3/28/2024	16	3,324,120	3,370,000	(45,880)
Ultra 10 Year U.S. Treasury Note	USD	3/19/2024	136	15,575,628	15,895,000	(319,372)
Total unrealized depreciation						(365,252)

At January 31, 2024, the Fund had the following open forward foreign currency contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	2,654,777	USD	2,890,966	5/2/2024	10,674	State Street Bank and Trust

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	2,654,776	USD	2,807,641	2/2/2024	(61,614)	Australia and New Zealand Banking Group Ltd.
Currency Abbreviation(s)

EUR	Euro
USD	United States Dollar
For information on the Fund’s policy and additional disclosures regarding futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	27

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of January 31, 2024 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds (a)	$—	$116,844,961	$—	$116,844,961
Mortgage-Backed Securities Pass-Throughs	—	53,269,289	—	53,269,289
Asset-Backed (a)	—	19,340,468	—	19,340,468
Commercial Mortgage-Backed Securities	—	16,615,387	—	16,615,387
Collateralized Mortgage Obligations	—	27,291,663	—	27,291,663
Government & Agency Obligations (a)	—	52,777,745	—	52,777,745
Short-Term U.S. Treasury Obligations	—	20,987,331	—	20,987,331
Warrants	—	—	14,525	14,525
Short-Term Investments (a)	14,739,902	—	—	14,739,902
Derivatives (b)
Futures Contracts	994,047	—	—	994,047
Forward Foreign Currency Contracts	—	10,674	—	10,674
Total	$15,733,949	$307,137,518	$14,525	$322,885,992

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Futures Contracts	$(384,886)	$—	$—	$(384,886)
Forward Foreign Currency Contracts	—	(61,614)	—	(61,614)
Total	$(384,886)	$(61,614)	$—	$(446,500)

(a)	See Investment Portfolio for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.
The accompanying notes are an integral part of the financial statements.

28	|	DWS Total Return Bond Fund

Statement of Assets and Liabilities
as of January 31, 2024

Assets
Investments in non-affiliated securities, at value (cost $315,186,547) — including $2,294,894 of securities loaned	$307,141,369
Investment in DWS Government & Agency Securities Portfolio (cost $2,364,250)*	2,364,250
Investment in affiliated securities, at value (cost $12,375,651)	12,375,652
Foreign currency, at value (cost $262,125)	263,887
Receivable for investments sold	3,683,688
Receivable for Fund shares sold	8,538
Interest receivable	2,323,397
Receivable for variation margin on futures contracts	77,230
Unrealized appreciation on forward foreign currency contracts	10,674
Other assets	42,486
Total assets	328,291,171
Liabilities
Payable upon return of securities loaned	2,364,250
Payable for investments purchased	2,098,331
Payable for investments purchased — when-issued securities	220,000
Payable for investments purchased — TBA purchase commitments	38,967,535
Payable for Fund shares redeemed	242,863
Unrealized depreciation on forward foreign currency contracts	61,614
Accrued management fee	24,702
Accrued Trustees' fees	3,600
Other accrued expenses and payables	355,948
Total liabilities	44,338,843
Net assets, at value	$283,952,328
Net Assets Consist of
Distributable earnings (loss)	(104,710,600)
Paid-in capital	388,662,928
Net assets, at value	$283,952,328
*
Represents collateral on securities loaned.
The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	29

Statement of Assets and Liabilities as of January 31, 2024 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($150,214,530 ÷ 15,905,128 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.44
Maximum offering price per share (100 ÷ 97.25 of $9.44)	$9.71
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,795,454 ÷ 189,887 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.46
Class R
Net Asset Value, offering and redemption price per share ($185,066 ÷ 19,593 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.45
Class R6
Net Asset Value, offering and redemption price per share ($51,971 ÷ 5,528 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.40
Class S
Net Asset Value, offering and redemption price per share ($96,613,332 ÷ 10,229,609 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.44
Institutional Class
Net Asset Value, offering and redemption price per share ($35,091,975 ÷ 3,728,008 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.41
The accompanying notes are an integral part of the financial statements.

30	|	DWS Total Return Bond Fund

Statement of Operations
for the year ended January 31, 2024

Investment Income
Income:
Interest (net of foreign taxes withheld of $16)	$12,491,152
Income distributions from affiliated securities	642,899
Securities lending income, net of borrower rebates	8,359
Total income	13,142,410
Expenses:
Management fee	1,127,260
Administration fee	273,361
Services to shareholders	494,672
Distribution and service fees	380,918
Custodian fee	10,075
Professional fees	129,238
Reports to shareholders	71,543
Registration fees	86,150
Trustees' fees and expenses	13,905
Other	23,678
Total expenses before expense reductions	2,610,800
Expense reductions	(699,662)
Total expenses after expense reductions	1,911,138
Net investment income	11,231,272
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(14,614,234)
Futures	(1,867,402)
Forward foreign currency contracts	(361,977)
Foreign currency	9,918
Payments by affiliates (see Note G)	1,651
(16,832,044)
Change in net unrealized appreciation (depreciation) on:
Affiliated investments	1
Non-affiliated investments	10,721,897
Futures	307,800
Forward foreign currency contracts	238,312
Foreign currency	(26,232)
11,241,778
Net gain (loss)	(5,590,266)
Net increase (decrease) in net assets resulting from operations	$5,641,006
The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	31

Statements of Changes in Net Assets
	Years Ended January 31,
Increase (Decrease) in Net Assets	2024	2023
Operations:
Net investment income	$11,231,272	$8,951,832
Net realized gain (loss)	(16,832,044)	(32,870,241)
Change in net unrealized appreciation (depreciation)	11,241,778	(11,626,769)
Net increase (decrease) in net assets resulting from operations	5,641,006	(35,545,178)
Distributions to shareholders:
Class A	(5,842,740)	(4,837,649)
Class C	(62,876)	(81,428)
Class R	(6,304)	(4,048)
Class R6	(1,989)	(1,425)
Class S	(4,034,241)	(3,386,115)
Institutional Class	(1,133,520)	(802,326)
Total distributions	(11,081,670)	(9,112,991)
Fund share transactions:
Proceeds from shares sold	35,637,657	25,159,407
Reinvestment of distributions	10,283,628	8,449,903
Payments for shares redeemed	(60,787,388)	(67,176,082)
Net increase (decrease) in net assets from Fund share transactions	(14,866,103)	(33,566,772)
Increase (decrease) in net assets	(20,306,767)	(78,224,941)
Net assets at beginning of period	304,259,095	382,484,036
Net assets at end of period	$283,952,328	$304,259,095

The accompanying notes are an integral part of the financial statements.

32	|	DWS Total Return Bond Fund

Financial Highlights
DWS Total Return Bond Fund — Class A
	Years Ended January 31,
	2024	2023	2022	2021	2020
Selected Per Share Data
Net asset value, beginning of period	$9.61	$10.91	$11.43	$11.05	$10.36
Income (loss) from investment operations:
Net investment income[a]	.36	.26	.24	.24	.28
Net realized and unrealized gain (loss)	(.17 )	(1.29)	(.51 )	.38	.76
Total from investment operations	.19	(1.03)	(.27 )	.62	1.04
Less distributions from:
Net investment income	(.36 )	(.27 )	(.25 )	(.24 )	(.35 )
Net asset value, end of period	$9.44	$9.61	$10.91	$11.43	$11.05
Total Return (%)[b,c]	2.10	(9.45)	(2.40)	5.63	10.16
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	150	165	209	242	240
Ratio of expenses before expense reductions (%)	1.03	1.00	.97	.96	.98
Ratio of expenses after expense reductions (%)	.79	.80	.83	.84	.84
Ratio of net investment income (%)	3.88	2.68	2.14	2.13	2.55
Portfolio turnover rate (%)	256	228	182	143	211

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	33

DWS Total Return Bond Fund — Class C
	Years Ended January 31,
	2024	2023	2022	2021	2020
Selected Per Share Data
Net asset value, beginning of period	$9.62	$10.93	$11.44	$11.06	$10.36
Income (loss) from investment operations:
Net investment income[a]	.29	.18	.16	.16	.18
Net realized and unrealized gain (loss)	(.16 )	(1.29)	(.50 )	.37	.79
Total from investment operations	.13	(1.11)	(.34 )	.53	.97
Less distributions from:
Net investment income	(.29 )	(.20 )	(.17 )	(.15 )	(.27 )
Net asset value, end of period	$9.46	$9.62	$10.93	$11.44	$11.06
Total Return (%)[b,c]	1.44	(10.20)	(3.04)	4.84	9.43
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	6	13	19
Ratio of expenses before expense reductions (%)	1.83	1.77	1.71	1.71	1.70
Ratio of expenses after expense reductions (%)	1.54	1.55	1.58	1.59	1.59
Ratio of net investment income (%)	3.10	1.81	1.42	1.39	1.69
Portfolio turnover rate (%)	256	228	182	143	211

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

34	|	DWS Total Return Bond Fund

DWS Total Return Bond Fund — Class R
	Years Ended January 31,
	2024	2023	2022	2021	2020
Selected Per Share Data
Net asset value, beginning of period	$9.61	$10.91	$11.43	$11.05	$10.36
Income (loss) from investment operations:
Net investment income[a]	.34	.23	.22	.21	.26
Net realized and unrealized gain (loss)	(.17 )	(1.29)	(.52 )	.38	.75
Total from investment operations	.17	(1.06)	(.30 )	.59	1.01
Less distributions from:
Net investment income	(.33 )	(.24 )	(.22 )	(.21 )	(.32 )
Net asset value, end of period	$9.45	$9.61	$10.91	$11.43	$11.05
Total Return (%)[b]	1.94	(9.68)	(2.65)	5.37	9.88
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	185	178	193	292	292
Ratio of expenses before expense reductions (%)	1.38	1.41	1.38	1.37	1.36
Ratio of expenses after expense reductions (%)	1.03	1.05	1.08	1.09	1.09
Ratio of net investment income (%)	3.63	2.38	1.91	1.88	2.44
Portfolio turnover rate (%)	256	228	182	143	211

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	35

DWS Total Return Bond Fund — Class R6
	Years Ended January 31,				Period Ended
	2024	2023	2022	2021	1/31/20[a]
Selected Per Share Data
Net asset value, beginning of period	$9.56	$10.86	$11.38	$11.01	$10.86
Income (loss) from investment operations:
Net investment income[b]	.38	.29	.27	.26	.14
Net realized and unrealized gain (loss)	(.16 )	(1.30)	(.51 )	.37	.17
Total from investment operations	.22	(1.01)	(.24 )	.63	.31
Less distributions from:
Net investment income	(.38 )	(.29 )	(.28 )	(.26 )	(.16 )
Net asset value, end of period	$9.40	$9.56	$10.86	$11.38	$11.01
Total Return (%)[c]	2.45	(9.27)	(2.18)	5.82	2.91 *
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	52	48	51	51	72
Ratio of expenses before expense reductions (%)	.81	.82	.74	.64	.75 **
Ratio of expenses after expense reductions (%)	.53	.55	.58	.59	.59 **
Ratio of net investment income (%)	4.14	2.97	2.39	2.34	2.61 **
Portfolio turnover rate (%)	256	228	182	143	211 [d]

[a]	For the period from August 1, 2019 (commencement of operations) to January 31, 2020.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Represents the Fund’s portfolio turnover rate for the year ended January 31, 2020.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.

36	|	DWS Total Return Bond Fund

DWS Total Return Bond Fund — Class S
	Years Ended January 31,
	2024	2023	2022	2021	2020
Selected Per Share Data
Net asset value, beginning of period	$9.61	$10.91	$11.43	$11.05	$10.36
Income (loss) from investment operations:
Net investment income[a]	.38	.29	.27	.27	.31
Net realized and unrealized gain (loss)	(.17 )	(1.30)	(.51 )	.37	.75
Total from investment operations	.21	(1.01)	(.24 )	.64	1.06
Less distributions from:
Net investment income	(.38 )	(.29 )	(.28 )	(.26 )	(.37 )
Net asset value, end of period	$9.44	$9.61	$10.91	$11.43	$11.05
Total Return (%)[b]	2.35	(9.22)	(2.16)	5.90	10.43
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	97	106	134	154	161
Ratio of expenses before expense reductions (%)	.79	.76	.72	.72	.74
Ratio of expenses after expense reductions (%)	.54	.55	.58	.59	.59
Ratio of net investment income (%)	4.13	2.93	2.39	2.38	2.92
Portfolio turnover rate (%)	256	228	182	143	211

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	37

DWS Total Return Bond Fund — Institutional Class
	Years Ended January 31,
	2024	2023	2022	2021	2020
Selected Per Share Data
Net asset value, beginning of period	$9.58	$10.88	$11.39	$11.01	$10.31
Income (loss) from investment operations:
Net investment income[a]	.38	.28	.27	.27	.31
Net realized and unrealized gain (loss)	(.17 )	(1.29)	(.50 )	.37	.76
Total from investment operations	.21	(1.01)	(.23 )	.64	1.07
Less distributions from:
Net investment income	(.38 )	(.29 )	(.28 )	(.26 )	(.37 )
Net asset value, end of period	$9.41	$9.58	$10.88	$11.39	$11.01
Total Return (%)[b]	2.45	(9.35)	(2.08)	5.91	10.57
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	35	30	33	38	88
Ratio of expenses before expense reductions (%)	.74	.70	.70	.69	.69
Ratio of expenses after expense reductions (%)	.53	.55	.58	.59	.59
Ratio of net investment income (%)	4.15	2.91	2.39	2.40	2.92
Portfolio turnover rate (%)	256	228	182	143	211

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

38	|	DWS Total Return Bond Fund

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS Total Return Bond Fund (the “Fund” ) is a diversified series of Deutsche DWS Portfolio Trust (the “Trust” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Massachusetts business trust.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class R shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain qualifying plans and programs. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions. Upon the recommendation of the Advisor, the Fund’s Board of Trustees authorized the termination and liquidation of Class R and Class R6 Shares, effective on or about March 25, 2024 (the “Liquidation Date” ). Effective December 15, 2023, in connection with the liquidation, Class R and Class R6 Shares, with certain exceptions, were closed to new investors. Shareholders who continue to hold shares of a Class R and Class R6 Shares on the Liquidation Date will receive the net asset value per share for all shares they own on the Liquidation Date.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

DWS Total Return Bond Fund	|	39

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor” ) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee (the “Pricing Committee” ) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Debt securities are valued at prices supplied by independent pricing services approved by the Pricing Committee. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

40	|	DWS Total Return Bond Fund

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Securities Lending. Prior to March 27, 2023, Deutsche Bank AG served as securities lending agent for the Fund. Effective March 27, 2023, National Financial Services LLC (Fidelity Agency Lending), as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended January 31, 2024, the Fund invested the cash collateral, if any, into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.11% annualized effective rate as of January 31, 2024) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the

DWS Total Return Bond Fund	|	41

borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of January 31, 2024, the Fund had securities on loan, which were classified as corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
When-Issued, Delayed-Delivery Securities and Forward-Commitment
Transactions. The Fund may purchase or sell securities on a when-issued, delayed-delivery or forward- commitment basis, including To Be Announced (TBA) purchase commitments, with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. The Fund may sell a TBA purchase commitment before the settlement date or enter into a new commitment to extend the delivery date into the

42	|	DWS Total Return Bond Fund

future. Additionally, the Fund or the counterparty may be required to post securities and/or cash collateral in accordance with the terms of the TBA purchase commitment.
Certain risks may arise upon entering into when-issued, delayed-delivery or forward-commitment transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Such transactions may also have the effect of leverage on the Fund and may cause the Fund to be more volatile. Additionally, losses may arise due to changes in the value of the underlying securities.
Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon current interpretation of tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
At January 31, 2024, the Fund had net tax basis capital loss carryforwards of $96,729,538, including short-term losses ($47,123,690) and long-term losses ($49,605,848), which may be applied against realized net taxable capital gains indefinitely. Capital Loss Carryforwards from this Fund may be subject to certain limitations under Section 382–384 of the Internal Revenue Code.
The Fund has reviewed the tax positions for the open tax years as of January 31, 2024 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily

DWS Total Return Bond Fund	|	43

relate to certain securities sold at a loss, investments in derivatives, premium amortization on debt securities and additional income recognition on debt securities classified as equity. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At January 31, 2024, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$1,584,347
Capital loss carryforwards	$(96,729,538)
Net unrealized appreciation (depreciation) on investments	$(9,556,141)
At January 31, 2024, the aggregate cost of investments for federal income tax purposes was $331,437,412. The net unrealized depreciation for all investments based on tax cost was $9,556,141. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $5,523,100 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $15,079,241.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended January 31,
	2024	2023
Distributions from ordinary income*	$11,081,670	$9,112,991

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest

44	|	DWS Total Return Bond Fund

income is recorded on the accrual basis, net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes.
B.
Derivative Instruments
Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended January 31, 2024, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.
Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin” ) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin” ) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.
Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.
A summary of the open futures contracts as of January 31, 2024, is included in a table following the Fund’s Investment Portfolio. For the year ended January 31, 2024, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $17,020,000 to $41,685,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $19,265,000 to $63,403,000.
Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract” ) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended January 31, 2024, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency

DWS Total Return Bond Fund	|	45

exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund also entered into forward currency contracts for non-hedging purposes to seek to enhance potential gains.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.
A summary of the open forward currency contracts as of January 31, 2024, is included in the table following the Fund’s Investment Portfolio. For the year ended January 31, 2024, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $2,924,000 to $11,741,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $9,018,000.
The following tables summarize the value of the Fund’s derivative instruments held as of January 31, 2024 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Assets Derivative	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$994,047	$994,047
Foreign Exchange Contracts (b)	10,674	—	10,674
	$10,674	$994,047	$1,004,721
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)	Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b)	Unrealized appreciation on forward foreign currency contracts

46	|	DWS Total Return Bond Fund

Liability Derivative	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$(384,886)	$(384,886)
Foreign Exchange Contracts (b)	(61,614)	—	(61,614)
	$(61,614)	$(384,886)	$(446,500)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)	Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b)	Unrealized depreciation on forward foreign currency contracts
Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended January 31, 2024 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$(1,867,402)	$(1,867,402)
Foreign Exchange Contracts (a)	(361,977)	—	(361,977)
	$(361,977)	$(1,867,402)	$(2,229,379)
Each of the above derivatives is located in the following Statement of Operations accounts:

(a)	Net realized gain (loss) from forward foreign currency contracts and futures, respectively

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$307,800	$307,800
Foreign Exchange Contracts (a)	238,312	—	238,312
	$238,312	$307,800	$546,112
Each of the above derivatives is located in the following Statement of Operations accounts:

(a)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts and futures, respectively
As of January 31, 2024, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to

DWS Total Return Bond Fund	|	47

mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
State Street Bank and Trust	$10,674	$—	$—	$10,674

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Australia and New Zealand Banking Group Ltd.	$61,614	$—	$—	$61,614
C.
Purchases and Sales of Securities
During the year ended January 31, 2024, purchases and sales of investment securities, excluding short-term investments, were as follows:
	Purchases	Sales
Non-U.S. Treasury Obligations	$646,553,360	$680,946,034
U.S. Treasury Obligations	$102,340,583	$106,997,011
D.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net

48	|	DWS Total Return Bond Fund

assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion of the Fund’s average daily net assets	.400%
Next $1.75 billion of such net assets	.385%
Next $1.75 billion of such net assets	.370%
Next $2.5 billion of such net assets	.355%
Next $2.5 billion of such net assets	.345%
Next $2.5 billion of such net assets	.325%
Over $12.5 billion of such net assets	.315%
Accordingly, for the year ended January 31, 2024, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.40% of the Fund’s average daily net assets.
For the period from February 1, 2023 through September 30, 2023, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	.80%
Class C	1.55%
Class R	1.05%
Class R6	.55%
Class S	.55%
Institutional Class	.55%
Effective October 1, 2023 through September 30, 2024, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary

DWS Total Return Bond Fund	|	49

expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	.75%
Class C	1.50%
Class R	1.00%
Class R6	.50%
Class S	.50%
Institutional Class	.50%
For the year ended January 31, 2024, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$379,741
Class C	6,085
Class R	610
Class R6	133
Class S	255,306
Institutional Class	57,787
$699,662
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended January 31, 2024, the Administration Fee was $273,361, of which $23,000 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder

50	|	DWS Total Return Bond Fund

servicing fee it receives from the Fund. For the year ended January 31, 2024, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at January 31, 2024
Class A	$92,398	$15,245
Class C	2,016	322
Class R	99	15
Class R6	83	14
Class S	95,669	16,104
Institutional Class	1,047	172
	$191,312	$31,872
In addition, for the year ended January 31, 2024, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$151,639
Class C	2,300
Class R	329
Class S	57,454
Institutional Class	27,222
$238,944
Distribution and Service Fees.  Under the Fund’s Class C and R 12b-1 Plans, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C and R shares. For the year ended January 31, 2024, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at January 31, 2024
Class C	$15,499	$1,129
Class R	439	44
	$15,938	$1,173
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A, C and R shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has

DWS Total Return Bond Fund	|	51

various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended January 31, 2024, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at January 31, 2024	Annual Rate
Class A	$359,691	$75,598.24%
Class C	4,850	1,544.23%
Class R	439	133.25%
	$364,980	$77,275
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended January 31, 2024 aggregated $1,985.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended January 31, 2024, there was no CDSC for Class C Shares. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended January 31, 2024, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $1,766, of which $210 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the

52	|	DWS Total Return Bond Fund

Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Prior to March 27, 2023, Deutsche Bank AG served as securities lending agent for the Fund. For the year ended January 31, 2024, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $234.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at January 31, 2024.
F.
Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended January 31, 2024		Year Ended January 31, 2023
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	772,626	$7,137,962	678,830	$6,598,299
Class C	16,920	157,171	33,258	320,386
Class R	1,351	12,656	7,566	72,511
Class R6	267	2,454	213	2,080
Class S	621,945	5,754,904	508,125	4,979,905
Institutional Class	2,451,103	22,572,510	1,397,538	13,186,226
		$35,637,657		$25,159,407

DWS Total Return Bond Fund	|	53

	Year Ended January 31, 2024		Year Ended January 31, 2023
	Shares	Dollars	Shares	Dollars
Shares issued to shareholders in reinvestment of distributions
Class A	588,278	$5,411,238	461,759	$4,483,263
Class C	6,817	62,841	8,317	81,347
Class R	685	6,304	416	4,048
Class R6	217	1,989	148	1,425
Class S	399,372	3,673,885	317,496	3,083,474
Institutional Class	123,198	1,127,371	82,219	796,346
		$10,283,628		$8,449,903
Shares redeemed
Class A	(2,664,207)	$(24,625,737)	(3,048,902)	$(29,830,786)
Class C	(118,541)	(1,104,977)	(331,403)	(3,221,911)
Class R	(927)	(8,391)	(7,146)	(65,862)
Class R6	(19)	(177)	(18)	(182)
Class S	(1,853,463)	(17,086,102)	(2,074,038)	(20,344,243)
Institutional Class	(1,948,634)	(17,962,004)	(1,409,814)	(13,713,098)
		$(60,787,388)		$(67,176,082)
Net increase (decrease)
Class A	(1,303,303)	$(12,076,537)	(1,908,313)	$(18,749,224)
Class C	(94,804)	(884,965)	(289,828)	(2,820,178)
Class R	1,109	10,569	836	10,697
Class R6	465	4,266	343	3,323
Class S	(832,146)	(7,657,313)	(1,248,417)	(12,280,864)
Institutional Class	625,667	5,737,877	69,943	269,474
		$(14,866,103)		$(33,566,772)
G.
Payments by Affiliates
During the year ended January 31, 2024, the Advisor agreed to reimburse the Fund $1,651 for losses incurred on trades executed incorrectly. The amount reimbursed was less than 0.01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.

54	|	DWS Total Return Bond Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Portfolio Trust and Shareholders of DWS Total Return Bond Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Total Return Bond Fund (the “Fund” ) (one of the funds constituting Deutsche DWS Portfolio Trust) (the “Trust” ), including the investment portfolio, as of January 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Portfolio Trust) at January 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

DWS Total Return Bond Fund	|	55

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2024, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
March 21, 2024

56	|	DWS Total Return Bond Fund

Other Information (Unaudited)
Regulatory Update — Tailored Shareholder Report
Effective January 24, 2023, the SEC amended the rules for mutual fund and exchange-traded fund (“ETF” ) annual and semi-annual shareholder reports. The amended rules apply to mutual funds and ETFs that are registered on Form N-1A (i.e., open-end funds) and implement a new streamlined disclosure framework requiring “concise and visually engaging”  shareholder reports highlighting key information, including a simplified expense presentation, performance information, portfolio holdings and certain fund statistics. The amended rules seek to simplify shareholder reporting by consolidating investor friendly data in one report and moving other data to Form N-CSR, creating a layered disclosure framework. Certain information from the Fund’s current shareholder reports, including the Fund’s investment portfolio, financial statements and financial highlights, will move to Form N-CSR. This information must be available online, delivered free of charge upon request and filed on a semiannual basis on Form N-CSR. Notably, the amended rules will require mutual funds and ETFs to prepare separate individual shareholder reports for each fund share class. The amendments also include a revised definition of “appropriate broad-based securities market index”  that will affect performance presentations in the new streamlined reports and mutual fund and ETF prospectuses. The amended rules and related form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of the amended rules and form amendments on the content of the Fund’s current shareholder reports.

DWS Total Return Bond Fund	|	57

Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (August 1, 2023 to January 31, 2024).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000”  line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

58	|	DWS Total Return Bond Fund

Expenses and Value of a $1,000 Investment
for the six months ended January 31, 2024 (Unaudited)

Actual Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 8/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 1/31/24	$1,037.40	$1,034.60	$1,037.20	$1,039.90	$1,038.70	$1,038.80
Expenses Paid per $1,000*	$3.95	$7.80	$5.24	$2.67	$2.67	$2.67
Hypothetical 5% Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 8/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 1/31/24	$1,021.32	$1,017.54	$1,020.06	$1,022.58	$1,022.58	$1,022.58
Expenses Paid per $1,000*	$3.92	$7.73	$5.19	$2.65	$2.65	$2.65

*
Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R	Class R6	Class S	Institutional Class
DWS Total Return Bond Fund	.77%	1.52%	1.02%	.52%	.52%	.52%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.
Tax Information (Unaudited)
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS Total Return Bond Fund	|	59

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board”  or “Trustees” ) approved the renewal of DWS Total Return Bond Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) in September 2023.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees” ).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, profitability, economies of scale, and fall-out benefits from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant” ).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant as part of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries

60	|	DWS Total Return Bond Fund

throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2022, the Fund’s performance (Class A shares) was in the 4th quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2022. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board noted certain changes in the Fund’s portfolio management team that were made effective April 25, 2023. The Board recognized the efforts by DIMA in recent years to

DWS Total Return Bond Fund	|	61

enhance its investment platform and improve long-term performance across the DWS fund complex.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2022). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2022, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds” ), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages a DWS Europe Fund comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to DWS Funds as compared to DWS Europe Funds and that such differences made comparison difficult.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits

62	|	DWS Total Return Bond Fund

attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel; and (iii) ongoing efforts to enhance the compliance program.

DWS Total Return Bond Fund	|	63

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

64	|	DWS Total Return Bond Fund

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston
Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Former Managing General Partner, Exeter Capital Partners (a series of private investment funds) (1986–2023); Former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds); Progressive International Corporation (kitchen goods designer and distributor)	68	—

DWS Total Return Bond Fund	|	65

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999
Retired; formerly: Executive Vice President
and Chief Risk Management Officer, First
Chicago NBD Corporation/The First National
Bank of Chicago (1996–1998); Executive Vice
President and Head of International Banking
(1995–1996); Not-for-Profit Directorships:
Window to the World Communications
(public media); Life Director of Harris Theater
for Music and Dance (Chicago); Life Director
of Hubbard Street Dance Chicago; Former
Directorships: Director and Chairman of the
Board, Healthways Inc.[2] (population
well-being and wellness services)
(2003–2014); Stockwell Capital Investments
PLC (private equity); Enron Corporation; FNB
Corporation; Tokheim Corporation; First Oak
Brook Bancshares, Inc.; Oak Brook Bank;
Portland General Electric[2] (utility company)
(2003–2021); and Prisma Energy
International; Former Not-for-Profit
Directorships: Public Radio International;
Palm Beach Civic Assn.
		68	—
Mary Schmid Daugherty, NACD.DC, PHD, CFA (1958) Board Member or Advisory Board Member since 2023[3]	Senior Fellow in Applied Finance, Department of Finance, Opus College of Business at the University of St. Thomas (1987–present); Directorships: The Meritex Company (2017–present); and The Hardenbergh Foundation (2021–present); Former Directorships: Driessen Water, Inc. (2016–2023); Mairs & Power Funds Trust (mutual funds) (2010–2022); and Crescent Electric Supply Company (2010–2019)	21[4]	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Hoffman Center
for Business Ethics, Bentley University;
formerly: Partner, Palmer & Dodge (law firm)
(1988–1990); Vice President of Corporate
Affairs and General Counsel, Filene’s (retail)
(1978–1988); Directorships: Trustee and
former Chairman of the Board, Southwest
Florida Community Foundation (charitable
organization); Former Directorships: ICI
Mutual Insurance Company (2007–2015); Sun
Capital Advisers Trust (mutual funds)
(2007–2012); Investment Company Institute
(audit, executive, nominating committees)
and Independent Directors Council
(governance, executive committees)
		68	—

66	|	DWS Total Return Bond Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International
Banking and Professor of Finance, The
Wharton School, University of Pennsylvania
(1972–present); formerly: Director, The
Wharton Financial Institutions Center
(1994–2020); Vice Dean and Director,
Wharton Undergraduate Division (1995–2000)
and Director, The Lauder Institute of
International Management Studies
(2000–2006); Member FDIC Systemic Risk
Advisory Committee (2011–present), member
Systemic Risk Council (2012–present) and
member of the Advisory Board of the Yale
Program on Financial Stability (2013–present);
Former Directorships: Co-Chair of the
Shadow Financial Regulatory Committee
(2003–2015), Executive Director of The
Financial Economists Roundtable
(2008–2015), Director of The Thai Capital Fund
(2007–2013), Director of The Aberdeen
Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007–2021) and
Nonexecutive Director of Barclays Bank
DE (2010–2018)
		68	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, RLJ Lodging Trust[2] (since 2023); formerly Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (2011–2023); Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director, Great Elm Capital Corp. (business development company) (since 2022)
Rebecca W. Rimel (1951) Board Member since 1995
Directorships: Washington College (since July
2023); Formerly: Executive Vice President,
The Glenmede Trust Company (investment
trust and wealth management) (1983–2004);
Board Member, Investor Education (charitable
organization) (2004–2005); Former
Directorships: Trustee, Executive Committee,
Philadelphia Chamber of Commerce
(2001–2007); Director, Viasys Health Care[2]
(January 2007–June 2007); Trustee, Thomas
Jefferson Foundation (charitable organization)
(1994–2012); President, Chief Executive
Officer and Director (1994–2020) and Senior
Advisor (2020–2021), The Pew Charitable
Trusts (charitable organization); Director,
BioTelemetry Inc.[2] (acquired by Royal Philips
in 2021) (healthcare) (2009–2021); Director,
Becton Dickinson and Company[2] (medical
technology company) (2012–2022)
		68	Director, The Bridgespan Group (nonprofit organization) (since October 2020)

DWS Total Return Bond Fund	|	67

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Catherine Schrand (1964) Board Member since 2021	Celia Z. Moh Professor of Accounting (2016–present) and Professor of Accounting (1994–present); Directorships: Advisory Board Member, the Jacobs Levy Center, The Wharton School, University of Pennsylvania (since 2023); Former positions: Vice Dean, Wharton Doctoral Programs, The Wharton School, University of Pennsylvania (2016–2019)	68	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	68	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Head of Americas CEO Office, DWS (2023–present), Head
of Fund Administration, Head of Product Americas and Head
of U.S. Mutual Funds, DWS (2017–present); Vice President,
DWS Service Company (2018–present); President, DB
Investment Managers, Inc. (2018–present); President and
Chief Executive Officer, The European Equity Fund, Inc., The
New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2017–present); Vice President, DWS
Investment Management Americas, Inc. (2023–present);
formerly: Vice President for the Deutsche funds
(2016–2017); Assistant Secretary for the DWS funds
(2013–2019); Secretary, DWS USA Corporation (2018–2023);
Assistant Secretary, DWS Investment Management
Americas, Inc. (2018–2023); Assistant Secretary, DWS Trust
Company (2018–2023); Assistant Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2013–2020);
Assistant Secretary, DWS Distributors, Inc. (2018–2023);
Directorships: Director of DWS Service Company
(2018–present); Director of DB Investment Managers, Inc.
(2018–present); Director of Episcopalian Charities of New
York (2018–present); Interested Director of The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2020–present);
Director of ICI Mutual Insurance Company (2020–present);
Director of DWS USA Corporation (2023–present); Director
of DWS Investment Management Americas, Inc.
(2023–present); and Manager of DBX Advisors
LLC. (2023–present)

68	|	DWS Total Return Bond Fund

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal
Officer, DWS Investment Management Americas, Inc.
(2015–present); Director and Vice President, DWS Trust
Company (2016–present); Secretary, DBX ETF Trust
(2020–present); Vice President, DBX Advisors LLC
(2021–present); Secretary, The European Equity Fund, Inc.,
The New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2011–present); formerly: Secretary,
Deutsche Investment Management Americas Inc.
(2015–2017); and Assistant Secretary, DBX ETF
Trust (2019–2020)

Ciara Crawford[9] (1984) Assistant Secretary, 2019–present
Fund Administration (Specialist), DWS (2015–present);
Assistant Secretary, DWS Service Company (2018–present);
Assistant Secretary of U.S. Mutual Funds, DWS
(2019–present); Assistant Secretary, DWS USA Corporation
(2023–present); Assistant Secretary, DBX Advisors, LLC
(2023–present); Assistant Secretary, DWS Investment
Management Americas, Inc. (2023–present); Assistant Clerk,
DWS Trust Company (2023–present); formerly, Legal
Assistant at Accelerated Tax Solutions

Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Treasurer, Chief Financial Officer and Controller, DBX
ETF Trust (2019–present); Treasurer and Chief Financial
Officer, The European Equity Fund, Inc., The New Germany
Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2018–present); formerly: Assistant Treasurer for the DWS
funds (2007–2018)

Yvonne Wong[8] (1960) Assistant Treasurer, since December 1, 2023	Fund Administration (Senior Analyst), DWS; Assistant Treasurer, DBX ETF Trust (since November 14, 2023)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Director and Vice President, DWS Trust Company
(2018–present); Assistant Treasurer, DBX ETF Trust
(2019–present); Assistant Treasurer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead),
DWS; Chief Compliance Officer, The European Equity Fund,
Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2016–present)

Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX
ETF Trust (2020–present); Chief Legal Officer, DBX Advisors
LLC (2020–present); Chief Legal Officer, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2012–present);
formerly: Secretary, Deutsche AM Distributors, Inc.
(2002–2017); Secretary, Deutsche AM Service Company
(2010–2017); and Chief Legal Officer, DBX Strategic Advisors
LLC (2020–2021)

DWS Total Return Bond Fund	|	69

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, 2021–present
Senior Team Lead Anti-Financial Crime and Compliance,
DWS; AML Officer, DWS Trust Company (2021–present);
AML Officer, DBX ETF Trust (2021–present); AML Officer,
The European Equity Fund, Inc., The New Germany Fund,
Inc. and The Central and Eastern Europe Fund, Inc.
(2021–present); formerly: DWS UK & Ireland Head of
Anti-Financial Crime and MLRO

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry and Ms. Daugherty are each an Advisory Board Member of Deutsche DWS
Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS
Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional
Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust,
Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche
DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust,
Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash
Management Portfolio. Mr. Perry and Ms. Daugherty are each a Board Member of each other Trust.

[4]
Mr. Perry and Ms. Daugherty each oversees 21 funds in the DWS Fund Complex as a
Board Member of various Trusts. Mr. Perry and Ms. Daugherty are each an Advisory
Board Member of various Trusts/Corporations comprised of 47 funds in the DWS
Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”  of the Advisor within the meaning of the
1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, New York 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

70	|	DWS Total Return Bond Fund

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —
dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site
— sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at
(800) 728-3337.

Portfolio Holdings
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com and is available free of charge by contacting your financial intermediary or, if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time.
Please see the Fund’s current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS Total Return Bond Fund	|	71

Investment Management
DWS Investment Management Americas, Inc. (“DIMA”  or the
“Advisor” ), which is part of the DWS Group GmbH & Co. KGaA
(“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing
mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SZIAX	SZICX	SCSBX	SZIIX
CUSIP Number	25157W 107	25157W 305	25157W 404	25157W 503
Fund Number	463	763	2063	1463

For shareholders of Class R and Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337
24-hour access to your retirement plan account.
Web Site	dws.com
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.
For More Information	(800) 728-3337
To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

	Class R	Class R6
Nasdaq Symbol	SZIRX	SZIWX
CUSIP Number	25157W 842	25157W 834
Fund Number	1563	1663

72	|	DWS Total Return Bond Fund

Notes

Notes

Notes

222 South Riverside Plaza
Chicago, IL 60606-5808
DTRBF-2
(R-026258-13 3/24)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Ms. Catherine Schrand, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS total return bond Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended January 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2024	$97,311	$0	$8,948	$0
2023	$97,311	$0	$8,988	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended January 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2024	$0	$389,143	$0
2023	$0	$183,212	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended January 31	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2024	$8.948	$389,143	$0	$398,091
2023	$8,988	$183,212	$0	$192,200

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm and (i) and (j) are not applicable.

***

In connection with the audit of the 2023 and 2024 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Total Return Bond Fund, a series of Deutsche DWS Portfolio Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan Principal Executive

Date:	3/28/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan Principal Executive

Date:	3/28/2024

By:	/s/Diane Kenneally Diane Kenneally Principal Financial Officer

Date:	3/28/2024